                                                                    Exhibit 10.4

                     6% SENIOR SECURED CONVERTIBLE DEBENTURE

THESE  SECURITIES HAVE NOT BEEN REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "ACT"),  NOR UNDER ANY STATE SECURITIES LAW AND SUCH SECURITIES MAY
NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED, OR OTHERWISE TRANSFERRED UNTIL (1)
A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY
APPLICABLE  STATE  SECURITIES  LAW OR (2) THE  COMPANY  RECEIVES  AN  OPINION OF
COUNSEL  TO THE  COMPANY OR  COUNSEL  TO THE  HOLDER OF SUCH  SECURITIES,  WHICH
COUNSEL  AND OPINION  ARE  REASONABLY  SATISFACTORY  TO THE  COMPANY,  THAT SUCH
SECURITIES MAY BE PLEDGED, SOLD, ASSIGNED,  HYPOTHECATED, OR TRANSFERRED WITHOUT
AN  EFFECTIVE   REGISTRATION  STATEMENT  UNDER  THE  ACT  AND  APPLICABLE  STATE
SECURITIES LAWS.
                             Albuquerque, New Mexico

                                  June 15, 2003

FOR VALUE RECEIVED,  Americana  Publishing,  Inc., a Colorado  corporation  with offices at 303 San Mateo NE,  Suite  104A,  Albuquerque,  New Mexico  87108 (the
"Obligor"),  promises  to pay to the  order of  Advantage  Fund I,  LLC,  or its successors  and assigns (the "Holder") at such place as the Holder may designate by  written  notice to the  Company,  in lawful  money of the  United  States of
America, the sum of Three Hundred Thirty-Seven  Thousand One Hundred Ninety-Five
Dollars  ($  337,195)  (the  "Principal  Amount")  plus all  accrued  and unpaid interest on the outstanding Principal Amount at the rate of six percent (6%) per annum.  The Obligor  shall pay accrued  interest  on the  outstanding  Principal
Amount on a quarterly  basis,  commencing  90 days from the date hereof,  and on payment of the Principal Amount. All principal,  premiums and interest are to be paid without  setoff or  counterclaim  as set forth below.  The Obligor  further agrees as follows:

Section 1.        Restructure Agreement.

     This  debenture  (the  "Debenture")  is being issued in  connection  with a
Restructure  Agreement,  dated  June 15,  2003  (the  "Restructure  Agreement"), between the Obligor and the Holder.

Section 2.        Payments.

(a) Principal and Interest Payments. Unless this Debenture shall be converted in accordance  with the  provisions of Section 7 or redeemed  earlier in accordance with  Section  2(b) hereof,  the  Principal  Amount shall be due and payable two years from the date of this Debenture.  All quarterly interest payments shall be made by the Obligor by wire transfer to an account  designated by the Holder, by certified check or, at the sole discretion of the Holder, in an amount of shares of the Obligor's common stock,  $.001 par value per share,  (the "Common Stock")
determined  by  dividing  such  quarterly  interest  payments,  plus any Penalty
Interest  (as  hereinafter  defined)  by the  Conversion  Price (as  hereinafter defined).

(b) Prepayment.  Obligor shall have the right to prepay this Debenture, in full, at any time by paying the unpaid  Principal  Amount and any  accrued  and unpaid interest.  Upon at least 5 business days advance notice of the intent to prepay,
Holder shall have the right to convert the Principal Amount into shares pursuant to Section 7 hereunder. In lieu of Holder's right to convert, Obligor may pay to
Holder an amount equal to the product of 140% times the unpaid  Principal Amount
(in addition to any other  amounts  coming due  hereunder) in which event Holder may not convert in response to the tender of Prepayment.

(c) Usury. The Obligor and the Holder intend that this Debenture comply with any applicable usury laws from time to time in effect. In furtherance  thereof,  the
Obligor and the Holder stipulate and agree that none of the items and provisions contained in this  Debenture  shall be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the highest lawful rate under applicable law.

(d) Penalty Interest. If the Obligor fails to pay any quarterly interest payment on the date such payment is due, the interest  payable on the  Principal  Amount and on all accrued and unpaid interest as of that date shall be increased to the rate of 18% per annum until all accrued interest, including Penalty Interest, is paid in full.

Section 3.        Representations, Warranties and Covenants of the Obligor.

          The  Obligor  represents,  warrants  and  covenants  to the  Holder as follows:

(a) Due Organization,  etc. The Obligor is duly incorporated,  validly existing, and in good standing under the laws of the jurisdiction of its  incorporation or organization.

(b) Authority.  The Obligor has all requisite  corporate  power and authority to own,  lease,  license  and use its  properties  and assets  and to  conduct  the business in which it is engaged.  The  Obligor has full power and  authority  to execute  and deliver  this  Debenture  and to grant the  Security  Interest  (as defined  herein) granted herein and the execution and delivery by the Obligor of this Debenture,  and the performance of its obligations hereunder, has been duly authorized by all necessary  corporate or other  action.  This  Debenture is the legal,  valid and binding  obligation of the Obligor  enforceable  against it in accordance with the terms hereof.

(c) Reports.  The Common Stock of the Obligor is registered  pursuant to Section
12(g) of the Securities  Exchange Act of 1934, as amended (the "Exchange  Act"), and the Company has filed all reports and other  documents  required to be filed by it with the  Securities  and Exchange  Commission  pursuant to the  reporting requirements of the Exchange Act. The Obligor  covenants that it shall file such reports and other  documents  required to be filed by it with the Securities and
Exchange  Commission  on a timely  basis,  and it will  provide the Holders with copies of such reports and other documents,  until such time as the later of the repayment,  in full, of all of the Principal Amount, accrued and unpaid interest and penalties  thereon,  or the sale of all of the shares issued upon conversion of this Debenture.

Section 4.        Security Interest.

(a) The Obligor hereby grants to the Holder a first priority  security  interest in and lien (the  "Security  Interest") on the  Collateral,  subject to superior priority of that  certain  lien  granted by Obligor to All Tex  Financial,  Inc.
which is the subject of a UCC-1 filing dated March 2, 2001, and further  subject to superior priority of any UCC-1 filings securing leases, to secure performance and  payment  of  (i)  this  Debenture,  and  (ii)  all  other  obligations  and indebtedness  of the Obligor to Holder of whatever  kind and whenever or however created or  incurred,  whether  absolute or  contingent,  matured or  unmatured, direct or indirect (all of the foregoing being the "Secured Indebtedness").  The
Security  Interest granted herein shall continue in full force and effect until, and  Holder  shall  release  the  Security  Interest  when  all of  the  Secured
Indebtedness  has been  discharged or converted  into Common Stock in accordance with the terms hereof.

(b) As used  herein,  the term  "Collateral"  shall mean and  include all of the
Obligor's right, title and interest in and to all real,  tangible and intangible property of the Obligor  whether now or  hereafter  existing,  of every kind and description,  now owned or  hereafter  acquired  and  wherever  located  and the proceeds (including any insurance  proceeds),  products and accessions of and to any thereof,  and all books and records pertaining to all of the foregoing,  all of which are and shall at all times be and remain, free and clear of any and all
Liens.

Section 5.        Events of Default.

          It shall be an event of default  ("Event of Default")  with respect to this  Debenture upon the occurrence  and,  where  applicable,  continuation uncured, of any of the following events:

(a) Default in Payment, etc.

     (i) A default in the payment of the Principal Amount or quarterly  interest payment  on this  Debenture,  when and as the  same  shall  become  due and payable, either by the terms hereof or upon redemption or otherwise,  which default shall continue  uncured for a period of five (5) days after receipt by the Obligor of written notice of such default; or

     (ii) A  default  in the  performance,  or  breach,  of any  representation, warranty or covenant of the Obligor in this  Debenture  or the  Restructure
     Agreement and continuance of such default or breach shall continue  uncured for a period of five (5) days  after  receipt  by the  Obligor  of  written notice as to such breach.

(b) Bankruptcy, Insolvency, etc. The Obligor becoming insolvent (however defined or evidenced)  or the entry of a decree or order by a court having  jurisdiction adjudging  the Obligor  bankrupt or insolvent,  or approving a petition  seeking reorganization,  arrangement, adjustment, or composition of or in respect of the
Obligor,  under federal or other applicable  bankruptcy law, as now or hereafter constituted,  or any other applicable  federal or state bankruptcy,  insolvency, dissolution,  liquidation or other similar law, or the  commencement  by it of a voluntary or involuntary case under federal or other applicable  bankruptcy law, as now or  hereafter  constituted,  or any  other  applicable  federal  or state bankruptcy,  insolvency,  dissolution,  liquidation or other similar law, or the consent by it to the  institution  of  bankruptcy,  dissolution,  liquidation or insolvency  proceedings  against it, or the filing by it of a petition or answer or consent seeking  reorganization  or relief under federal or other  applicable bankruptcy  law or any other  applicable  federal,  state or other  law,  or the consent  by it to  the  filing  of  such  petition  or to the  appointment  of a receiver, liquidator,  assignee, trustee, sequestrator, or similar official for, it or of any  substantial  part  of its  property,  or  the  making  by it of an assignment  for the benefit of  creditors,  or the admission by it in writing of the  inability  to pay it debts  generally  as they become due, or the taking of corporate action by it in furtherance of any such action.

(c) Default on Other  Indebtedness.  The default in payment of  principal  of or interest on any other  indebtedness  for  borrowed  money owed by the Obligor or default in the performance or observance of the terms of any instrument pursuant to which such  indebtedness was created or secured,  the effect of which default is to cause any holder of any such  indebtedness to cause the same to become due prior to its stated  maturity  (and whether or not such default is waived by the holder thereof).

Section 6.        Remedies Upon Default.

(a)  Acceleration  and Liquidated  Damages.  Upon an Event of Default and at any
time  during  the  continuation  thereof,  the  Holder,  by notice  given to the
Obligor,  may declare the entire unpaid  Principal  Amount,  and, if applicable,
redemption  premium  or  Penalty  Interest   (collectively,   the  "Acceleration
Amount"),  of this Debenture then outstanding to be due and payable  immediately together  with  liquidated  damages  payable to the  Holder  equal to 40% of the
Acceleration Amount ("Liquidated  Damages"),  and upon any such acceleration the same shall become and be due and payable immediately,  anything herein contained to the contrary  notwithstanding.  After acceleration and until the Acceleration
Amount and all accrued and unpaid  Liquidated  Damages is paid  pursuant to this
Section 6(a), interest shall accrue on such amounts up to and including the date of the Event of Default at the rate of 18% per annum.

(b) Remedies Regarding  Security Interest in Collateral.  Upon the occurrence of any Event of Default,  Holder  shall have the  following  additional  rights and remedies:

     (i) All rights and remedies provided by law, including, without limitation, those provided by the Uniform Commercial Code as in effect in the states of
     New Mexico and Colorado from time to time (the "UCC").

     (ii) The  right to take  possession  of the  Collateral  and,  in  addition thereto,  the right to enter upon any premises on which the  Collateral  or any part  thereof  may be  situated,  without  notice,  and remove the same therefrom.  Agent may require the  Obligor to make the  Collateral  (to the extent  the  same is  moveable)  available  to the  Agent  at a place to be designated by the Agent which is  reasonably  convenient to both parties at the Obligor's expense.  Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Agent will give the  Obligor at least two (2) days' prior  written  notice at the address  of the  Obligor  set forth  above  (or at such  other  address  or addresses as the Obligor shall specify in writing to the Agent) of the time and place of any public sale thereof or of the time after which any private sale or any other  intended  disposition  thereof  is to be made.  Any such notice  shall be  deemed  to meet any  requirement  hereunder  or under any applicable law (including the UCC) that reasonable notification be given of the time and place of such sale or other  disposition.  After deducting all
     costs  and  expenses  of  collection,   storage,  custody,  sale  or  other
     disposition and delivery  (including  reasonable legal costs and attorneys'
     fees,  expenses and disbursements) and all other reasonable charges against the  Collateral,  the  remaining  proceeds of any such sale or  disposition shall be applied to the payment of the Secured  Indebtedness  in such order of priority as the Agent shall  determine and any surplus shall be returned to the Obligor or to any person or party lawfully entitled thereto.  In the event  the  proceeds  of  any  sale,  lease  or  other  disposition  of the
     Collateral hereunder is insufficient to pay all of the Secured Indebtedness in full,  the  Obligor  will be liable for the  deficiency,  together  with interest  thereon  at  the  highest  rate  of  interest  provided  in  this
     Debenture,  and the costs and expenses of  collection  of such  deficiency, including (to the extent permitted by law), without limitation,  reasonable attorneys' fees, expenses and disbursements.

(c)  Proceedings and Actions.  During the  continuation of any Event of Default, the Holder may  institute  such actions and  proceedings  in law or equity as it shall deem  expedient  for the  protection  of its rights and may  prosecute and enforce its claims against all assets of the Obligor, and in connection with any such action or proceeding  shall be entitled to receive from the Obligor payment of the Principal  Amount of this Debenture plus any accrued and unpaid  interest and  penalties,  to the date of payment plus  reasonable  expenses of collection including,  without  limitation,  reasonable  attorneys' fees and expenses.  All rights and remedies  available to the Holder  pursuant to the provisions of this
Debenture,  applicable law and otherwise are  cumulative,  not exclusive and are enforceable alternatively and/or concurrently.

Section 7.        Conversion of the Debenture.

(a) At the option of the Holder, all or any portion of the outstanding Principal
Amount,  plus all accrued and unpaid  interest and penalty  interest,  including
Liquidated Damages, on the Debenture, shall be convertible into shares of Common
Stock at the Conversion Price. The Conversion Price shall be equal to 75% of the lesser of the average of the three  lowest  closing bid prices per share for the
Common Stock, as reported on the over-the-counter  electronic bulletin board, or such other public market that the Company's Common Stock is then traded,  during either:  (i) the 30 trading  days prior to the  Closing;  or (ii) the 30 trading days prior to the date of conversion.  The Conversion  Price shall be subject to adjustment for stock splits,  stock  dividends and the like. In the event of any reclassification,  consolidation,  merger  or sale of  substantially  all of the
Obligor assets or similar transaction,  the Holder shall be entitled to purchase the kind and  number  of  shares of stock  and  other  securities  and  property receivable  upon such  transaction as if the Holder were the owner of the Common
Stock issuable  hereunder  immediately prior to any such event at the Conversion
Price  in  effect  on the date of the  closing  of such  transaction;  provided, however, that in no event shall the Holder be entitled to convert any portion of this Debenture in excess of that portion of this  Debenture  upon  conversion of which the sum of (1) the number of shares of Common Stock  beneficially owned by the Holder and its  affiliates  (other than shares of Common  Stock which may be deemed  beneficially  owned through the ownership of the unconverted  portion of this Debenture or the  unexercised or unconverted  portion of any other security of the Obligor  subject to a limitation on  conversion or exercise  analogous to the limitations  contained  herein) and (2) the number of shares of Common Stock issuable upon the  conversion of the portion of this  Debenture  with respect to which  the  determination  of this  proviso  is  being  made,  would  result  in beneficial  ownership by the Holder and its  affiliates of more than 4.9% of the outstanding  shares  of  Common  Stock.  For  purposes  of  the  proviso  to the immediately  preceding  sentence,  beneficial  ownership  shall be determined in accordance  with  Section  13(d) of the  Securities  Exchange  Act of  1934,  as
amended,  and  Regulations  13D-G  thereunder,  except as otherwise  provided in clause  (1) of  such  proviso.  The  Holder  of this  Debenture  may  waive  the limitations set forth herein by written notice to the Company.

Section 8.        Miscellaneous.

(a) This Debenture may be altered only by prior written  agreement signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.  This  Debenture  may not be modified by an oral  agreement,  even if supported by new consideration.

(b) Notwithstanding  anything provided herein,  Holder may assign this Debenture in  whole  or in  part  to one or more  officers  or  partners  of  Holder.  The obligations  under this Debenture may not be assigned by the Obligor without the prior consent of the Holder.  The covenants,  terms and conditions  contained in
this   Debenture   apply  to  and  bind  the   heirs,   successors,   executors,
administrators and assigns of the parties.

(c) Upon  receipt by the  Obligor of  evidence  reasonably  satisfactory  to the
Obligor of the loss, theft,  destruction or mutilation of this Debenture, and of
indemnity  or  security  reasonably   satisfactory  to  the  Obligor,  and  upon
reimbursement to the Obligor of all reasonable expenses incidental thereto,  and upon surrender and  cancellation  of this Debenture,  if mutilated,  the Obligor will make and deliver a new  Debenture of like tenor and of the same series,  in lieu of this Debenture.

(d) This Debenture constitutes a final written expression of all of the terms of the agreement  between the parties  regarding  the subject  matter  hereof,  and supersedes all prior agreements, understandings, and representations between the parties.  If any  provision  or any word,  term,  clause,  or other  part of any provision of this Debenture  shall be invalid for any reason,  the same shall be ineffective, but the remainder of this Debenture shall not be affected and shall remain in full force and effect.

(e) This  Debenture  shall be governed by and construed in  accordance  with the laws of the State of New York  without  giving  effect to its  conflicts  of law principles.  The Obligor agrees that any dispute or  controversy  arising out of this  Debenture  shall be adjudicated in a court located in New York, and hereby submits  to the  exclusive  jurisdiction  of the courts of the State of New York located in New York,  New York, and of the federal courts in the District of New
York,  and  irrevocably  waives  any  objection  it now or  hereafter  may  have respecting  the venue of such  action or  proceeding  brought in such a court or respecting the fact that such court is an  inconvenient  forum,  and consents to the service of process in any such action or  proceeding  by means of registered or certified mail, return receipt requested, to the address set forth below.

(f) In the event that Holder  shall  assign any portion of this  Debenture  such that more than one Holder  shall  exist,  then any  action or rights  authorized hereunder may only be exercised upon the written approval of the Holders holding a majority  of the unpaid  Principal  Amount,  whether  held in the form of this
Debenture or the form of shares issued upon conversion of this Debenture.

(g)  All  notices,  consents,  or  other  communications  provided  for in  this
Debenture or  otherwise  required by law shall be in writing and may be given to or made upon the respective parties at the following mailing address:

                                    Holder: Advantage Fund I, LLC
                                            2999 NE 191st Street, Penthouse Two
                                            Miami Beach, Florida 33180
                                            Attention: Robert Press

                                     Obligor:Americana Publishing, Inc.
                                             303 San Mateo NE, Suite 104A
                                             Albuquerque, New Mexico  87108
                                             Attention: George Lovato, Jr.

                                    With a copy to:  Addison Adams, Esq.
                                                     Richardson & Patel LLP
                                                     10900 Wilshire Boulevard, Suite 500
                                                     Los Angeles, California

     Such  addresses  may be  changed  by  notice  given  as  provided  in  this subsection.  Notices  shall be  effective  upon the date of  receipt;  provided, however,  that a notice  (other  than a notice  of a  changed  address)  sent by certified or  registered  U.S.  mail,  with postage  prepaid,  shall be presumed received no later than three (3) business days following the date of sending.

     IN WITNESS WHEREOF, the Obligor has executed this Debenture effective as of the date first set forth above.

                                      AMERICANA PUBLISHING, INC.

                                      By:_________________________________
                                         George Lovato, President

                            DEBENTURE CONVERSION FORM

To:  Americana Publishing, Inc.

         The undersigned irrevocably elects to convert:

                  [__]     ALL, or

                  [__]     $_____________

of the accrued and unpaid  interest and principal  owed on the 6% Senior Secured
Convertible   Debenture  (the  "Debenture")   which  is  attached  hereto.   The
undersigned  requests that the  certificates  representing  the shares of common stock as to which this Debenture is being converted (the "Conversion Shares") be registered as follows and requests  Americana  Publishing,  Inc. to so cause the registration thereof:

Name:____________________________________________________________________

Social Security or Employer Identification Number:_____________________________

Address:_________________________________________________________________

Deliver to:_______________________________________________________________

Address:_________________________________________________________________

     If only a portion of the principal  amount and accrued and unpaid  interest owed on the Debenture is converted, please issue a new Debenture for the balance of the unpaid  principal  amount and  accrued  and unpaid  interest  owed on the
Debenture to the registered  holder thereof and deliver it to the undersigned at the following address:

Address:_________________________________________________________________

        _________________________________________________________________

Date:  _______________, 20 __

         ___________________________________

         (Signature must conform to the name of the holder

of the Debenture specified on the face of the Debenture)